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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                              September 27, 1999


                               AURORA FOODS INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   333-50681
                                   ---------
                            Commission File Number

           DELAWARE                                         94-3303521
           --------                                         ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)

                       456 Montgomery Street, Suite 2200
                           San Francisco, CA  94104
          (Address of Principal Executive Office, Including Zip Code)

                                (415) 982-3019
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.
----------------------

On September 27, 1999, Aurora Foods Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had entered into a definitive agreement with The Eggo Company, a subsidiary of the Kellogg Company, to acquire the assets of the Lender's Bagel business for $275 million. A copy of the press release issued by the Company, dated September 27, 1999, is attached as Exhibit 99 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

     Exhibit Number      Exhibit
     --------------      -------

           99 Press release announcing the agreement to purchase the Lender's Bagel business.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA FOODS INC.
(Registrant)

By:    /s/ M. Laurie Cummings
       ----------------------
       M. Laurie Cummings
       Chief Financial Officer and Secretary

Date:  October 1, 1999

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